Exhibit 99.7

TGF Unique Limited

Annual report and financial statements

Registered number 03920217

Year ended 31 March 2021

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Directors’ report

The directors present their directors’ report and financial statements for the year ended 31 March 2021.

Principal activities

The principal activity of the Company during the year was that of a freight forwarding company.

Political contributions

The company made no political contributions during the year (2020: £nil).

Results and dividends

The results of the Company for the period are in the profit and loss account on page 5. There was a profit after taxation for the period of £631,000 (2020: £289,000) which will be transferred to reserves. The directors have proposed a dividend in financial year 2021 of 139,000 (2020: £132,000). At 31 March 2021 the Company has net cash funds of £1,981,000 (2020: £1,225,000).

Use of financial instruments

The Company seeks to manage financial risk by ensuring sufficient liquidity is available to meet foreseeable needs and to invest any cash assets safely and profitably.

Currency risk

The Company is exposed to transaction and translation foreign exchange risk.

Credit Risk

The Company’s credit risk is driven by trade receivables. Receivables are monitored closely and provision taken for accounts where the recoverability of cash is considered at risk. The Company has no significant concentration of credit risk as the trade receivables are spread across a large number of customers.

Future Development

The focus for the business for the next financial year is growth from existing and new customers, customer retention, improving utilisation of our operating base and product, and focus on cost efficiency. Competition in the industry is significant, and the business will focus in area in which it has a strategic advantage, including customised solutions and value added service.

Directors

The directors who held office during the year and up to the date of this report were as follows:

R Lee	— appointed 6 March 2009
FCW Ha	— appointed 6 March 2009
PMB Lee	— appointed 17 February 2011
S Reed	— appointed 10 March 2020
PM Larsen	— appointed 10 March 2020
A Berkshire	— appointed 28 June 2021

Disclosure of information to auditor

The directors who held office at the date of approval of this directors’ report confirm that, so far as they are each aware, there is no relevant audit information of which the company’s auditor is unaware; and each director has taken all the steps that he ought to have taken as a director to make himself aware of any relevant audit information and to establish that the company’s auditor is aware of that information.

Management has considered the consequences of COVID-19 and other events and conditions, and it has determined that they do not create a material uncertainty that casts significant doubt upon the entity’s ability to continue as a going concern.

Auditor

Pursuant to Section 487 of the Companies Act 2006, the auditor will be deemed to be reappointed and KPMG LLP will therefore continue in office.

By npder of the hdhrd

/s/ Francis Ha
Francis Ha	672 Spur Road
Director	North Feltham Trading Estate
30 November 2021	Feltham, Middlesex
TW14 0SL

1

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Statement of directors’ responsibilities in respect of the Directors’ Report and the financial statements

The directors are responsible for preparing the Directors’ Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law they have elected to prepare the financial statements in accordance with UK Accounting Standards and applicable law (UK Generally Accepted Accounting Practice) including FRS101 Reduced Disclosure Framework.

Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to:

●	select suitable accounting policies and then apply them consistently;
●	make judgments and estimates that are reasonable and prudent;
●	assess the company’s ability to continue as a going concern, disclosing, as appropriate, matters related to going concern; and
●	use the going concern basis of accounting unless they either intend to liquidate the company or to cease operations, or have no alternative but to do so.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company’s transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the company and to prevent and detect fraud and other irregularities.

2

Independent auditor’s report to the members of TGF Unique Limited

Opinion

We have audited the financial statements of TGF Unique Limited (“the company”) for the year ended 31 March 2021 which comprise the profit and loss account and other comprehensive income, the balance sheet, the statement of changes in equity and related notes, including the accounting policies in note 1.

In our opinion the financial statements:

● give a true and fair view of the state of the company’s affairs as at 31 March 2021 and of its loss for the year then ended;

● have been properly prepared in accordance with UK accounting standards, including FRS 101 Reduced Disclosure Framework; and

● have been prepared in accordance with the requirements of the Companies Act 2006.

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (UK) (“ISAs (UK)”) and applicable law. Our responsibilities are described below. We have fulfilled our ethical responsibilities under, and are independent of the company in accordance with, UK ethical requirements including the FRC Ethical Standard. We believe that the audit evidence we have obtained is a sufficient and appropriate basis for our opinion.

Going concern

The directors have prepared the financial statements on the going concern basis as they do not intend to liquidate the company or to cease its operations, and as they have concluded that the company’s financial position means that this is realistic. They have also concluded that there are no material uncertainties that could have cast significant doubt over its ability to continue as a going concern for at least a year from the date of approval of the financial statements (“the going concern period”).

In our evaluation of the directors’ conclusions, we considered the inherent risks to the company’s business model and analysed how those risks might affect the company’s financial resources or ability to continue operations over the going concern period.

Our conclusions based on this work:

● we consider that the directors’ use of the going concern basis of accounting in the preparation of the financial statements is appropriate;

● we have not identified, and concur with the directors’ assessment that there is not, a material uncertainty related to events or conditions that, individually or collectively, may cast significant doubt on the company’s ability to continue as a going concern for the going concern period.

However, as we cannot predict all future events or conditions and as subsequent events may result in outcomes that are inconsistent with judgements that were reasonable at the time they were made, the above conclusions are not a guarantee that the company will continue in operation.

Fraud and breaches of laws and regulations - ability to detect

Identifying and responding to risks of material misstatement due to fraud

To identify risks of material misstatement due to fraud (“fraud risks”) we assessed events or conditions that could indicate an incentive or pressure to commit fraud or provide an opportunity to commit fraud. Our risk assessment procedures included:

● Enquiring of directors and management and inspection of policy documentation as to the Company’s high-level policies and procedures to prevent and detect fraud, and the Company’s channel for “whistleblowing”, as well as whether they have knowledge of any actual, suspected or alleged fraud.

● Reading senior management meetings minutes.

● Considering remuneration incentive schemes and performance targets for management and directors

● Using analytical procedures to identify any unusual or unexpected relationships.

We communicated identified fraud risks throughout the audit team and remained alert to any indications of fraud throughout the audit.

3

Independent auditor’s report to the members of TGF Unique Limited (continued)

As required by auditing standards, and taking into account possible pressures to meet profit targets and recurring negative cash flow from operations, we perform procedures to address the risk of management override of controls and the risk of fraudulent revenue recognition in particular the risk that export and import revenue is recorded in the wrong period and the risk that management may be in a position to make inappropriate accounting entries.

We did not identify any additional fraud risks.

We performed procedures including:

● Identifying journal entries and other adjustments to test based on risk criteria and comparing the identified entries to supporting documentation. These included those posted to seldom accounts for sales and expenses, those posted to unusual or unrelated accounts for sales, those posted with unexpected cash pairing, and those posted with unusual or unexpected entries to deposit or loans.

Jdentifying and responding to risks of material misstatement due to non-compliance with laws and regulations

We identified areas of laws and regulations that could reasonably be expected to have a material effect on the financial statements from our general commercial and sector experience, through discussion with the directors and management ( as required by auditing standards), and from inspection of the Company’s regulatory and legal correspondence and discussed with the directors the policies and procedures regarding compliance with laws and regulations.

We communicated identified laws and regulations throughout our team and remained alert to any indications of non-compliance throughout the audit.

The potential effect of these laws and regulations on the financial statements varies considerably.

The Company is subject to laws and regulations that directly affect the financial statements including financial reporting legislation (including related companies legislation), distributable profits legislation and taxation legislation and we assessed the extent of compliance with these laws and regulations as part of our procedures on the related financial statement items.

Whilst the Company is subject to many other laws and regulations, we did not identify any others where the consequences of non-compliance alone could have a material effect on amounts or disclosures in the financial statements. Auditing standards limit the required audit procedures to identify non-compliance with these laws and regulations to enquiry of the directors and inspection of regulatory and legal correspondence, if any. Therefore, if a breach of operational regulations is not disclosed to us or evident from relevant correspondence, an audit will not detect that breach.

Context of the ability of the audit to detect fraud or breaches of law or regulation

Owing to the inherent limitations of an audit, there is an unavoidable risk that we may not have detected some material misstatements in the financial statements, even though we have properly planned and performed our audit in accordance with auditing standards. For example, the further removed non-compliance with laws and regulations is from the events and transactions reflected in the financial statements, the less likely the inherently limited procedures required by auditing standards would identify it.

In addition, as with any audit, there remained a higher risk of non-detection of fraud, as these may involve collusion, forgery, intentional omissions, misrepresentations, or the overide of internal controls. Our audit procedures are designed to detect material misstatement. We are not responsible for preventing non-compliance or fraud and cannot be expected to detect non-compliance with all laws and regulations.

Strategic report and directors’ report

The directors are responsible for the strategic report and the directors’ report. Our opinion on the financial statements does not cover those reports and we do not express an audit opinion thereon.

Our responsibility is to read the strategic report and the directors’ report and, in doing so, consider whether, based on our financial statements audit work, the information therein is materially misstated or inconsistent with the financial statements or our audit knowledge.

4

Independent auditor’s report to the members of TGF Unique Limited (continued)

Based solely on that work:

● we have not identified material misstatements in the strategic report and the directors’ report;

● in our opinion the information given in those reports for the financial year is consistent with the financial statements; and

● in our opinion those reports have been prepared in accordance with the Companies Act 2006.

Matters on which we are required to report by exception

Under the Companies Act 2006 we are required to report to you if, in our opinion:

● adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or

● the financial statements are not in agreement with the accounting records and returns; or

● certain disclosures of directors’ remuneration specified by law are not made; or

● we have not received all the information and explanations we require for our audit.

We have nothing to report in these respects.

Directors’ responsibilities

As explained more fully in their statement set out on page 2 the directors are responsible for: the preparation of the financial statements and for being satisfied that they give a true and fair view; such internal control as they determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error; assessing the company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern; and using the going concern basis of accounting unless they either intend to liquidate the company or to cease operations, or have no realistic alternative but to do so.

Auditor’s responsibilities

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are fee from material misstatement, whether due to fraud or error, and to issue our opinion in an auditor’s report. Reasonable assurance is a high level of assurance, but does not guarantee that an audit conducted in accordance with ISAs (UK) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of the financial statements.

A fuller description of our responsibilities is provided on the FRC’s website at www.frc.org.uk/auditorsresponsibilities.

The purpose of our audit work and to whom we owe our responsibilities

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members, as a body, for our audit work, for this report, or for the opinions we have formed.

Alexander Chong (Senior Statutory Auditor)

for and on behalf of KPMG LLP, Statutory Auditor

66 Queen Square

Bristol

BS14BE

3 December 2021

A copy of the audit report is filed and available at the Company’s House.

5

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Profit and Loss Account and Other Comprehensive Income

for the year ended 31 March 2021

	Note	31 March 2021 £000	31 March 2020 £000
Turnover	2	10,520	7,119
Cost of Sales		(9,083)	(6,065)
Gross Profit		1,437	1,054
Administrative Expenses	3-5	(740)	(734)
Profit before taxation		697	320
Tax on profit	6	(66)	(31)
Profit for the year		631	289

There was no other comprehensive income in either year.

The notes on pages 9 to 15 form part of these financial statements.

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TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Balance Sheet

at 31 March 2021

	Note	2021 £000	2021 £000	2020 £000	2020 £000
Current Assets
Debtors	7	2,681		2,424
Cash at bank and in hand		1,981		1,225
		4,662		3,649
Creditors: amounts falling due within one year	8	(2,930)		(2,409)
Net current assets			1,732		1,240
Net Assets			1,732		1,240
Capital and reserves
Called up share capital	9		200		200
Profit and loss account			1,532		1,040
Total shareholders’ fund - equity interests			1,732		1,240

The notes on pages 9 to 15 form part of these financial statements.

Thee financial statements were approved by the board of directors on 30 November 2021 and were signed on its behalf by:

/s/ Francis Ha
Francis Ha
Director

7

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Statement of Changes in Equity for the year ended 31st March 2021

	Called up Share Capital	Profit and loss account	Total
	£000	£000	£000
Balance at 31 March 2019	200	883	1,083
Profit for the year	-	289	289
Total comprehensive income for the year	-	289	289
Dividends	-	(132)	(132)
Balance at 31 March 2020	200	1,040	1,240
Profit for the year	-	631	631
Total comprehensive income for the year	-	631	631
Dividends	-	(139)	(139)
Balance at 31 March 2021	200	1,532	1,732

The notes on pages 9 to 15 form part of these financial statements.

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TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Notes

(forming part of the financial statements)

1 Accounting policies

TGF Unique Limited (the “Company”) is a private company limited by shares incorporated, domiciled and registered in England in the UK. The registered number is 03920217 and the registered address is 672 Spur Road, North Feltham Trading Estate, Feltham, England, TW14 0SL.

These financial statements were prepared in accordance with Financial Reporting Standard 101 Reduced Disclosure Framework (“FRS 101”).

These financial statements were prepared in accordance with Financial Reporting Standard 101 Reduced Disclosure Framework (“FRS 101”). In preparing these financial statements, the Company applies the recognition, measurement and disclosure requirements of international accounting standards in conformity with the requirements of the Companies Act 2006 (“Adopted IFRSs”), but makes amendments where necessary in order to comply with Companies Act 2006 and has set out below where advantage of the FRS 101 disclosure exemptions has been taken.

The Company’s ultimate parent undertaking, Japan Post Holdings Co., Ltd., a company incorporated in Japan, includes the Company in its consolidated financial statements. The consolidated financial statements of Japan Post Holdings Co are prepared in accordance with Japanese GAAP which is recognised as equivalent to IFRS. The financial statements are available to the public and may be obtained from Japan Post Holdings Co., Ltd., 1-3-2 Kasumigaseki, Chiyoda-ku, Tokyo 100-8798.

In these financial statements, the company has applied the exemptions available under FRS 101 in respect of the following disclosures:

●	A cashflow statement and related notes;
●	Certain disclosures regarding revenue;
●	Comparative period reconciliations for share capital;
●	Disclosures in respect of capital management;
●	The effects of new but not yet effective IFRSs;
●	Disclosures in respect of the compensation of Key Management Personnel;

As the consolidated financial statements of Japan Post Holdings Co., Ltd. include the equivalent disclosures, the Company has also taken the exemptions under FRS 101 available in respect of the following disclosures:

●	Certain disclosures required by IFRS 13 Fair Value Measurement and the disclosures required by IFRS 7 Financial Instrument Disclosures.

The accounting policies set out below have, unless otherwise stated, been applied consistently to all periods presented in these financial statements.

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TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Notes (continued)

1 Accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the financial statements.

1.1 Measure convention

The financial statements are prepared on the historical cost basis

1.2 Going Concern

The financial statements have been prepared on a going concern basis which the Directors consider to be appropriate for the following reasons.

The Directors have prepared cash flow forecasts for a period of 12 months from the date of approval of these financial statements which indicate that, taking account of reasonably possible downsides and the anticipated impact of CO VID-19 on the operations and its financial resources, the Company will have sufficient funds to meet its liabilities as they fall due for that period.

The cash flow forecasts include our current assumptions of the level of trade achieved during the period of lockdown in the UK from March 2020 to June 2020 and November 2020 to February 2021.

Consequently, the Directors are confident that the Company will have sufficient funds to continue to meet its liabilities as they fall due for at least 12 months from the date of approval of the financial statements and therefore have prepared the financial statements on a going concern basis.

1.3 Foreign currency

Transactions in foreign currencies are translated to the Company’s functional currencies at the foreign exchange rate ruling at the date of transaction. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retransalated to the functional currency at the foreign exchange rate ruling at that date. Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction.

1.4 Taxation

Tax on the profit or loss for the year comprises current and deferred tax. Tax is recognised in the profit and loss account except to the extent that it relates to items recognised directly in equity or other comprehensive income, in which case it is recognised directly in equity or other comprehensive income.

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the balance sheet date, and any adjustment to tax payable in respect of previous years.

Deferred tax is provided on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the balance sheet date.

1.5 Classification of financial instruments issued by the Company

Following the adoption of IAS 32, financial instruments issued by the Company are treated as equity only to the extent that they meet the following two conditions:

(a) they include no contractual obligations upon the company to deliver cash or other financial assets or to exchange financial assets or financial liabilities with another party under conditions that are potentially unfavourable to the company; and

(b) where the instrument will or may be settled in the company’s own equity instruments, it is either a non-derivative that includes no obligation to deliver a variable number of the company’s own equity instruments or is a derivative that will be settled by the company’s exchanging a fixed amount of cash or other financial assets for a fixed number of its own equity instruments.

To the extent that this definition is not met, the proceeds of issue are classified as a financial liability. Where the instrument so classified takes the legal form of the company’s own shares, the amounts presented in these financial statements for called up share capital and share premium account exclude amounts in relation to those shares.

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TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Notes (continued)

1.6 Non-derivative financial instruments

Non-derivative financial instruments comprise investment in equity, trade and other debtors, cash and cash equivalents, and trade and other creditors.

Trade and other debtors

Trade and other debtors are recognised initially at fair value. Subsequent to initial recognition they are measured at amortised cost using the effective interest method, less any impairment losses.

Trade and other creditors

Trade and other creditors are recognised initially at fair value. Subsequent to initial recognition they are measured at amortised cost using the effective interest method.

Investment in debt and equity securities

Investments in subsidiaries are carried at cost less impairment.

Loans and borrowings

Other financial liabilities are subsequently measured at amortised cost using the effective interest method. Interest expense and foreign exchange gains and losses are recognised in profit or loss. Any gain or loss on derecognition is also recognised in profit or loss.

Investments

Investments in joint ventures, associates and subsidiaries are carried at cost less impairment.

1.7 Employee benefits

Defined contribution plans

A defined contribution plan is a post-employment benefit plan under which the company pays fixed contributions into a separate entity and will have no legal or constructive obligation to pay further amounts. Obligations for contributions to defined contribution pension plans are recognised as an expense in the profit and loss account in the periods during which services are rendered by employees.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the temporary difference can be utilised.

1.8 Accounting estimates and judgements

There are no judgements made by the directors, in the application of these accounting policies that have significant effect on the financial statements or estimates with a significant risk of material adjustment in the next year.

2 Turnover

The principal operation of the Company is the provision of a freight forwarding service, the turnover of which is all generated from the UK.

Revenue shall be recognised when or as performance obligations are satisfied by transferring control of a promised service to the customer. Control either transfers over time or at a point in time, but typically transfers over time.

Control of a service transfers over time if one of the following criteria is met:

●	Customer simultaneously receives and consumes the benefits as TGF Unique performs;
●	Customer controls assets as TGF Unique creates or enhances it; or
●	TGF Unique’s performance does not create an asset for which it has an alternative use and there is a right to payment for performance completed to date.

11

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Notes (continued)

3 Expenses and auditor’s remuneration

Profit before tax is stated after charging:	31 March 2021	31 March 2020
	£000	£000
Foreign exchange (gains)/losses	(31)	37
Audit of these financial statements	10	10

4 Remuneration of directors

	31 March 2021	31 March 2020
	£000	£000
Director’s remuneration	230	220
Company contributions to money purchase pension plans	15	21

Retirement benefits are accruing to 2 (2020: 2) directors under defined contribution pension schemes.

The aggregate of remuneration and amounts receivable under long term incentive schemes of the highest paid director was £123,000 (2020 :£130,000) and company pension contributions of £4,000 (2020 : £4,221) were made to a money purchase scheme on his behalf.

5 Staff numbers and costs

The average number of persons employed by the company (including directors) during the year, analysed by category, was as follows:

	Number of employees
	31 March	31 March
	2021	2020

Administration staff	10	10

The aggregate payroll costs of these persons were as follows:

	31 March	31 March
	2021	2020
	£000	£000

Wages and salaries	615	526
Social security costs	50	50
Other Pension costs (note 10)	21	21
	686	597

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TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Notes (continued)

6 Taxation

Recognised in the profit and loss account	31 March	31 March
	2021	2020
	£000	£000
UK corporation tax
Current tax on income for the period	66	31
Total current tax credit	66	31

Reconciliation of effective tax rate	31 March	31 March
	2021	2020
	£000	£000

Profit for the period	631	289
Total tax expense	66	31
Profit before tax	697	320
Tax at 19% (2020: 19%) on profit on ordinary activities before tax Effects of:	132	61
Expenses not deductible for tax purposes	-	1
Consortium relief claimed	(66)	(31)
Total tax expense	66	31

Factors that may affect future current and total tax charges

A UK corporation rate of 19% (effective 1 April 2020) was substantively enacted on 17 March 2020, reversing the previously enacted reduction in the rate from 19% to 17%. This will increase the company’s future current tax charge accordingly. In the March 2021 Budget it was announced that the UK tax rate will increase to 25% from 1 April 2023. This will have a consequential effect on the company’s future tax charge.

7 Debtors

	31 March	31 March
	2021	2020
	£000	£000

Trade Debtors	2,521	2,221
Amounts due from group undertakings	38	47
VAT receivable	5	14
Prepayments and accrued income	117	142
	2,681	2,424

Amounts due from group undertakings are interest free and repayable on demand.

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TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Notes (continued)

8 Creditors: amounts falling due within one year	31 March 2021	31 March 2020
	£000	£000
Trade creditors	896	1,021
Amounts due to group undertakings	874	586
VAT payable	1	-
Corporation tax	1	33
Accruals and deferred income	1,158	769
	2,930	2,409

Amounts due to group undertakings are interest free, unsecured and repayable on demand.

9 Called upon share capital

	31 March 2021	31 March 2020
	£000	£000
Allotted, called up and fully paid
200,000 ordinary shares of £1 each	200	200

10 Employee benefits

Defined contribution plans

During the year to 31 March 2021 the Company operated a defined contribution pension scheme. This scheme covers the majority of the employees. The pension cost of £21,000 (2020: £21,000) in respect of the defined contribution pension scheme represents the contributions payable to the pension scheme in respect of the accounting year.

11 Ultimate parent company and parent undertaking of larger group of which the company is a member

The company is a subsidiary of Toll Global Forwarding Group (UK) Limited. The directors consider the ultimate parent undertaking to be Japan Post Holdings Co., Ltd., a public company incorporated in Japan and listed in the Tokyo Stock Exchange.

The smallest group for which financial statements are prepared, and of which the Company is a member of is Toll Global Forwarding Limited and consolidated financial statements can be obtained from Toll Global Forwarding Limited, 30/F. Tower Two, Enterprise Square Five, 38 Wang Chiu Road, Kowloon Bay, Kowloon Hong Kong.

The largest group for which financial statements are prepared, and of which the Company is a member of is Japan Post Holdings Co., Ltd. and consolidated financial statements can be obtained from Japan Post Holdings Co., Ltd., 1-3-2 Kasumigaseki, Chiyoda-ku, Tokyo 100-8798.

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TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2021

Notes (continued)

12 Related parties

Related party transactions during the year comprised sales and purchase of services with Other Group companies for use of relevant networks to deliver customer contracts. There were also an amount owed by the Company to TGFG UK Ltd for other operational services (custom duties and port charges).

	Sales to	Costs	Sales to	Costs
	31 March 2021	31 March 2021	31 March 2020	31 March 2020
	£000	£000	£000	£000

Other related parties	212	667	212	725
	212	667	212	725

	Receivables	Creditors	Receivables	Creditors
	outstanding	outstanding	outstanding	outstanding
	31 March 2021	31 March 2021	31 March 2020	31 March 2020
	£000	£000	£000	£000

Unique Logistics Int’l (HK) Ltd.	29	103	35	-
Shenzen Unique Logistics Int’l Limited	1	302
Unique Freight Solutions (S) PTE LTD	-	-	7	-
Unique Logistics International (NYC) LLC	3	111	-	11
Toll Global Forwarding Group UK Limited	-	352	-	534
Other related parties	5	309	12	41
	38	1,175	54	586

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